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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): November 30, 2004

          CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2004, providing for the issuance of the Alternative Loan Trust 2004-J13 Mortgage Pass-Through
                       Certificates, Series 2004-J13).

                                  CWALT, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

     Delaware                            333-117949        95-4449516
------------------------------------     ----------        ----------
(State or other jurisdiction             (Commission       (IRS Employer
of incorporation)                        File Number)    Identification No.)

4500 Park Granada
Calabasas, California                                       91302
---------------------                                     ---------
(Address of principal                                    (Zip Code)
 executive offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
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Item 8.01.    Other Events
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         It is expected that during December 2004, a single series of certificates, entitled Alternative Loan Trust 2004-J13, Mortgage Pass-Through Certificates, Series 2004-J13 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-117949) and sold to Countrywide Securities Corporation (the "Underwriter") pursuant to an underwriting agreement to be entered into by and between the Registrant and the Underwriter.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters has furnished to prospective investors certain information attached hereto that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association). The Computational Materials listed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 hereto, are attached hereto. The Computational Materials listed as Exhibits 99.8 and 99.9 hereto are filed on Form SE dated December 2, 2004.

         The Computational Materials and/or ABS Term Sheets listed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 have been prepared and provided to the Registrant by the Underwriter. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

___________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-J13.

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



Section 9     Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description
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99.1     Computational Materials

99.2     Computational Materials

99.3     Computational Materials

99.4     Computational Materials

99.5     Computational Materials

99.6     Computational Materials

99.7     Computational Materials

99.8     Computational Materials filed on Form SE dated December 2, 2004

99.9     Computational Materials filed on Form SE dated December 2, 2004



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

                                   Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWALT, INC.




                                                   By: /s/ Darren Bigby
                                                       ------------------
                                                   Darren Bigby
                                                   Vice President

Dated:  December 2, 2004



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




                                 Exhibit Index
                                 -------------

Exhibit                                                                  Page
-------                                                                  ----

99.1     Computational Materials                                            6

99.2     Computational Materials                                            7

99.3     Computational Materials                                            8

99.4     Computational Materials                                            9

99.5     Computational Materials                                           10

99.6     Computational Materials                                           11

99.7     Computational Materials                                           12

99.8     Computational Materials filed on Form SE dated December 2, 2004   27

99.9     Computational Materials filed on Form SE dated December 2, 2004   28





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